Exhibit 23(o)(i) under Form N-1A
                                            Exhibit 24 under Item 601/Reg. S-K

                              POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of Federated Limited
Duration  Government  Fund,  Inc.  and each of  them,  their  true and  lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/s/ John F. Donahue                 Chairman                 February 14, 2001
---------------------------------
John F. Donahue                     (Chief Executive Officer)



/s/ Richard B. Fisher               President                February 14, 2001
---------------------------------
Richard B. Fisher



/s/ J. Christopher Donahue          Executive Vice           February 14, 2001
---------------------------------
J. Christopher Donahue              President and Director



/s/ Richard J. Thomas               Treasurer                February 14, 2001
---------------------------------
Richard J. Thomas                   (Principal Financial and
                                    Accounting Officer)


/s/ Thomas G. Bigley                Director                 February 14, 2001
---------------------------------
Thomas G. Bigley



/s/ John T. Conroy, Jr.             Director                 February 14, 2001
---------------------------------
John T. Conroy, Jr.



/s/ Nicholas P. Constantakis_____   Director                 February 14, 2001
---------------------------------
Nicholas P. Constantakis



/s/ John F. Cunningham___________   Director                 February 14, 2001
---------------------------------
John F. Cunningham

NAME                                TITLE                                 DATE
----                                -----                                 ----



/s/ Lawrence D. Ellis, M.D.         Director                 February 14, 2001
---------------------------------
Lawrence D. Ellis, M.D.



/s/ Peter E. Madden                 Director                 February 14, 2001
---------------------------------
Peter E. Madden



/s/ Charles F. Mansfield, Jr.       Director                 February 14, 2001
---------------------------------
Charles F. Mansfield, Jr.



/s/ John E. Murray, Jr.             Director                 February 14, 2001
---------------------------------
John E. Murray, Jr.



/s/ Marjorie P. Smuts               Director                 February 14, 2001
---------------------------------
Marjorie P. Smuts



/s/ John S. Walsh                   Director                 February 14, 2001
---------------------------------
John S. Walsh


Sworn to and subscribed before me this 14th day of February, 2001
                                       -----       --------




/s/ Janice L. Vandenberg
---------------------------------
Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002